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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 30, 2001

               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                                Initial Depositor
             (Exact name of registrant as specified in its charter)

                            Internet HOLDRS/SM/ Trust
                      [Issuer with respect to the receipts]

                                    Delaware
                 (State or other jurisdiction of incorporation)

                                    333-78575
                             Commission File Number

                                   13-5674085
                      (I.R.S. Employer Identification No.)

                                250 Vesey Street
                            New York, New York 10281
              (Address of principal executive offices and zip code)

                                 (212) 449-1000
              (Registrant's telephone number, including area code)

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Item 5. Other Events

        On March 1, 2001, E*TRADE Group, Inc. began trading on the New York Stock Exchange under the symbol "ET." E*TRADE previously was quoted on Nasdaq NMS under the symbol "EGRP."

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

        (c) Exhibits

               99.1 Internet HOLDRS Trust Prospectus dated January 22, 2001 updating the original Prospectus dated September 22, 1999.

               99.2 Internet HOLDRS Trust Prospectus Supplement dated March 30,
                    2001 to Prospectus dated January 22, 2001 which updated the original Prospectus dated September 22, 1999.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MERRILL LYNCH, PIERCE, FENNER & SMITH
                                         INCORPORATED


Date: April 18, 2001                   By: /s/ STEPHEN G. BODURTHA
                                           -----------------------
                                           Name: Stephen G. Bodurtha
                                           Title: Attorney-in-Fact

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                                  EXHIBIT INDEX


Number and Description of Exhibit
---------------------------------

(99.1) Internet HOLDRS/SM/ Trust Prospectus dated January 22, 2001 updating the original Prospectus dated September 22, 1999.

(99.2) Internet HOLDRS/SM/ Trust Prospectus
Supplement dated March 30, 2001 to Prospectus dated January 22, 2001 which updated the original Prospectus dated September 22, 1999.

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